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                                                                    EXHIBIT 10.6
                                                                  EXECUTION COPY



                          REGISTRATION RIGHTS AGREEMENT

                  This REGISTRATION RIGHTS AGREEMENT is made as of November 30, 1999, by and among O'Sullivan Industries Holdings, Inc., a Delaware corporation (the "Company"), Bruckmann, Rosser, Sherrill & Co. II, L.P., a Delaware limited partnership ("BRS"), each of the Persons (as defined herein) executing the BRS Investor Signature Page attached hereto (each, a "BRS Investor" and collectively, the "BRS Investors"), each of the stockholders executing an Executive Signature Page attached hereto or members of management acquiring Common Stock after the date hereof and executing a joinder hereto in the form attached as Exhibit A (collectively, the "Executives" and individually an "Executive") and each of the warrant holders executing a Warrant Holder Signature Page attached hereto and such other Persons acquiring a Warrant after the date hereof (collectively, the "Warrant Holders" and individually, a "Warrant Holder"). Unless otherwise indicated herein, capitalized terms used herein are defined in Section 1 hereof.

                  WHEREAS, BRS and the BRS Investors have acquired certain shares of Common Stock pursuant to the Merger Agreement;

                  WHEREAS, each Executive acquired beneficial ownership of certain shares of Common Stock pursuant to the Merger Agreement; and

                  WHEREAS, each Warrant Holder has acquired or will acquire certain warrants to acquire certain shares of Common Stock and Preferred Stock.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                  1. Definitions. As used herein, the following terms shall have the following meanings.

                  "Affiliate" means as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

                  "BRS Registrable Securities" means (i) any Common Stock issued or issuable to BRS and the BRS Investors on the date hereof or acquired by BRS, the BRS Investors or any of their respective affiliates or partners after the date hereof, and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock


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dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of BRS Registrable Securities whenever such Person has the right to acquire directly or indirectly such BRS Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be BRS Registrable Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

                  "Common Stock" means (i) the Company's Common Stock, par value $0.01 per share, (ii) any other class or series of the Company's common stock and (iii) any capital stock of the Company issued or issuable with respect to the securities referred to in clauses (i) or (ii) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Demand Registration" has the meaning set forth in Section
2(c).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Executive Registrable Securities" means (i) any shares of Common Stock acquired by, or issued or issuable to, the Executives (but only to the extent that such shares of Common Stock are vested pursuant to the terms of the Management Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the Executive), and (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange. As to any particular Executive Registrable Securities, such securities shall cease to be Executive Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144. For purposes of this Agreement, a Person will be deemed to be a holder of Executive Registrable Securities whenever such Person has the right to acquire directly or indirectly such Executive Registrable Securities upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

                  "IPO" means the sale, in the initial underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock (other than an offering solely to employees of the Company or its subsidiaries) where, after such offering, the Common Stock sold in such offering is subject to being traded in the NASDAQ National Market System or a national securities exchange.

                  "Merger Agreement" means the Agreement and Plan of Merger, dated as of May 17, 1999, between the Company and OSI Acquisition, Inc., a Delaware corporation, as amended, restated or modified from time to time.


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                  "Management Stock Agreement" means that certain Management
Stock Agreement dated on even date herewith by and among the Company and the several stockholders of the company whose names appear on the signature pages thereto.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Piggyback Registration" has the meaning set forth in Section 4(a).

                  "Preferred Demand Registration" has the meaning set forth in
Section 3(c).

                  "Preferred Stock" means (i) the Company's Series B Junior Preferred Stock, par value $0.01 per share, and (ii) any capital stock of the Company issued or issuable with respect to the securities referred to in clause
(i) by way of stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

                  "Qualified Public Offering" means the sale, in an underwritten primary public offering of Common Stock registered under the Securities Act, of shares of Common Stock which is expected to result in net cash proceeds to the Company in an aggregate amount of not less than $30 million.

                  "Registrable Preferred Securities" means the Warrant Registrable Preferred Securities.

                  "Registrable Securities" means, collectively, the BRS Registrable Securities, the Executive Registrable Securities and the Warrant Registrable Common Securities.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company.

                  "Required Warrant Holders" means, at any time, holders of 25% of the Warrant Registrable Securities outstanding on the date hereof.

                  "Rule 144" means Rule 144 under the Securities Act (or any similar rule then in force).

                  "SEC" means the Securities and Exchange Commission.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Warrant Holder Demand Event" means the earlier to occur of
(i) the 180th day after the date on



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which an IPO is consummated and (ii) other than in connection with an IPO, the date on which any class of Common Stock is listed on a national securities exchange or authorized for quotation on the NASDAQ National Market System.

                  "Warrant Registrable Common Securities" means (i) any Common Stock issued or issuable to any Warrant Holder on the date hereof or acquired by any Warrant Holder after the date hereof, and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Warrant Registrable Common Securities whenever such Person has the right to acquire directly or indirectly such Warrant Registrable Common Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Warrant Registrable Common Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

                  "Warrant Registrable Preferred Securities" means (i) any Preferred Stock issued or issuable to any Warrant Holder on the date hereof or acquired by any Warrant Holder after the date hereof, and (ii) any shares of capital stock of the Company issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, a Person will be deemed to be a holder of Warrant Registrable Preferred Securities whenever such Person has the right to acquire directly or indirectly such Warrant Registrable Preferred Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected. Such securities will cease to be Warrant Registrable Preferred Securities when sold pursuant to Rule 144 or any offering registered under the Securities Act.

                  "Warrant Registrable Securities" means the Warrant Registrable Common Securities and the Warrant Registrable Preferred Securities.

                  2.       Demand Registrations for Registrable Securities.

                  (a) Requests for Registration. Subject to the terms and conditions of this Agreement, (i) at any time and from time to time, the holders of a majority of the BRS Registrable Securities may request registration, and
(ii) at any time after the occurrence of a Warrant Holder Demand Event, the Required Warrant Holders may request one (1) registration, in each case whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") if available. Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Securities requested to be registered, the anticipated per share price range for such offering (if known) and the intended method of distribution.

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                  (b) Long-Form Registrations. The holders of a majority of the
BRS Registrable Securities will be entitled to request up to three (3) Long-Form Registrations in which the Company will pay all Registration Expenses. Until such time as the Required Warrant Holders request a Short-Form Registration under Section 2(c) below, such holders will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses. A registration will not count as the permitted Long-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell 100% of the Registrable Securities requested to be included in such registration, it being understood and agreed that the requisite holders of Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders, irrespective of whether or not such registration is effected.

                  (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2(b), (i) the holders of the BRS Registrable Securities will be entitled to request an unlimited number of Short-Form Registrations, and (ii) until such time as the Required Warrant Holders request a Long-Form Registration under Section 2(b) above, such holders will be entitled to request one Short-Form Registration, in each case in which the Company will pay all Registration Expenses. A registration will not count as the permitted Short-Form Registration until it has become effective and unless the holders of Registrable Securities are able to register and sell 100% of the Registrable Securities requested to be included in such registration; it being understood and agreed that the requisite holders of Registrable Securities making a request for a Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Demand Registration, in which case such request will not count as one of the permitted Demand Registrations for such holders, irrespective of whether or not such registration is effected. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities. All registrations requested pursuant to Sections 2(b) and 2(c) are referred to herein as "Demand Registrations."

                  (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least a majority of the Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration for any Demand Registration, (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registrable Securities requested to be included therein by each such holder, and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder.

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                  (e) Restrictions on Demand Registrations.  The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous Demand Registration.

                  (f) Selection of Underwriters. In the case of a Demand Registration, the holders of a majority of the Registrable Securities to be included in such Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company's approval which will not be unreasonably withheld.

                  (g) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity or similar securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, whether on a "demand" or "piggyback" basis, without the prior written consent of the holders of a majority of the Registrable Securities.

                  3.  Demand Registrations for Registrable Preferred Securities.

                  (a) Requests for Registration. Subject to the terms and conditions of this Agreement (including, without limitation, Section 3(e)), at any time after the occurrence of a Warrant Holder Demand Event, the Required Warrant Holders may request one (1) registration, whether underwritten or otherwise, under the Securities Act of all or part of their Registrable Preferred Securities as either a Long-Form Registration or Short-Form Registration. Each request for a Long-Form Registration or Short-Form Registration shall specify the approximate number of Registrable Preferred Securities requested to be registered, the anticipated per share price range for such offering (if known) and the intended method of distribution.

                  (b) Long-Form Registrations. Until such time as the Required Warrant Holders request a Short-Form Registration under Section 3(c) below, such holders will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses. A registration will not count as the permitted Long-Form Registration until it has become effective and unless the holders of Registrable Preferred Securities are able to register and sell 100% of the Registrable Securities requested to be included in such registration, it being understood and agreed that the requisite holders of Registrable Preferred Securities making a request for a Preferred Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Preferred Demand Registration, in which case such request will not count as one of the permitted Preferred Demand Registrations for such holders, irrespective of whether or not such registration is effected.

                  (c) Short-Form Registrations. In addition to the Long-Form Registration provided pursuant to Section 3(b), until such time as the Required Warrant Holders request a Long- Form Registration under Section 3(b) above, such holders will be entitled to request one Short-Form Registration, in each case in which the Company will pay all Registration Expenses. A registration will not count as the permitted Short-Form Registration until it has become effective and unless the holders of Registrable Preferred Securities are able to register and sell 100% of the Registrable Preferred Securities requested to be included in such registration; it being understood and agreed that


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the requisite holders of Registrable Preferred Securities making a request for a
Preferred Demand Registration hereunder may withdraw from such registration at any time prior to the effective date of such Preferred Demand Registration, in which case such request will not count as one of the permitted Preferred Demand Registrations for such holders, irrespective of whether or not such registration is effected. Preferred Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Preferred Securities. All registrations requested pursuant to Sections 3(b) and Section 3(c) are referred to herein as "Preferred Demand Registrations."

                  (d) Priority on Preferred Demand Registrations. The Company will not include in any Preferred Demand Registration any securities which are not Registrable Preferred Securities without the prior written consent of the holders of at least a majority of the Registrable Preferred Securities included in such registration. If a Preferred Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Preferred Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Preferred Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration for any Preferred Demand Registration, (i) first, the Registrable Preferred Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of Registrable Preferred Securities requested to be included therein by each such holder, and (ii) second, any other securities of the Company requested to be included in such registration pro rata, if necessary, on the basis of the number of shares of such other securities owned by each such holder.

                  (e) Restrictions on Preferred Demand Registrations. The Company will not be obligated to effect any Preferred Demand Registration within six months after the effective date of a previous Demand Registration.

                  (f) Selection of Underwriters. In the case of a Preferred Demand Registration, the holders of a majority of the Registrable Preferred Securities to be included in such Preferred Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, which investment banker(s) and manager(s) will be nationally recognized, subject to the Company's approval which will not be unreasonably withheld.

                  4. Piggyback Registrations for Registrations of Registrable Securities.

                  (a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock under the Securities Act (other than pursuant to a Demand Registration or an IPO that is not a Qualified Public Offering, and other than pursuant to a registration statement on Form S-8 or S-4 or any similar form or in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called "equity kicker")) and a registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration (subject to the

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provisions of this Agreement) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

                  (b) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, the Company will include in such registration all securities requested to be included in such registration; provided, that if the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (A) first, the securities the Company proposes to sell, (B) second, the other Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities requested to be included therein by each such holder, and (C) third, other securities, if any, requested to be included in such registration.

                  (c) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (which registration was consented to pursuant to Section 2(g) above), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares of Registrable Securities owned by each such holder, and (iii) third, other securities requested to be included in such registration not covered by clause
(i) or clause (ii) above.

                  (d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company shall select the investment banker(s) and manager(s) for the offering subject to the approval of the holders of a majority of the BRS Registrable Securities, which approval will not be unreasonably withheld.

                  (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this
Section 4, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity or similar securities or securities convertible or exchangeable into or exercisable for its equity or similar securities under the Securities Act (except on Forms S-4 or S-8 or any successor forms), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration. In the event the Company proposes to register any of the Preferred Stock under the Securities Act (other than pursuant to a Demand Registration) and a registration form to be used may be used for the registration of Preferred Registrable Securities, the provisions of Sections 4(a)-(e) shall apply to such registration of Preferred Registrable Securities.

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                  5.  Holdback Agreements.

                  (a) Each holder of Registrable Securities (or Registrable Preferred Securities, as applicable) hereby agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any Demand Registration or Piggyback Registration (or any Preferred Demand Registration, as applicable) for a public offering to be underwritten on a firm commitment basis in which Registrable Securities (or Registrable Preferred Securities, as applicable) are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; provided, that with respect to any Warrant Holder, the foregoing 187 day period shall be 180 days in the case of an IPO and 90 days in the case of all other underwritten public offerings.

                  (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms), or any Preferred Demand Registration, as applicable, unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of Registrable Securities (or any Registrable Preferred Securities, as applicable) and each other holder of at least 5% (on a fully diluted basis) of Common Stock (or Preferred Stock, as applicable), or any securities convertible into or exchangeable or exercisable for Common Stock (or Preferred Stock, as applicable), purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule
144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  6.  Registration Procedures.

                  (a) Whenever the holders of Registrable Securities or Registrable Preferred Securities have requested that any Registrable Securities or Registrable Preferred Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities or Registrable Preferred Securities, as applicable, in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible (or within such specific time period as may otherwise be specified):

                  (i) subject to Section 6(b) below, within ten (10) days after receipt of any request for a Demand Registration or Preferred Demand Registration, the Company will give written notice of such requested registration to all other holders of Registrable Securities or Registrable Preferred Securities, as applicable, and will include (subject to the provisions of this Agreement) in such registration, all Registrable Securities or Registrable Preferred Securities, as applicable, with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt of the Company's notice;

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                  (ii) subject to Section 6(b) below, prepare and file with the
SEC a registration statement with respect to such Registrable Securities or Registrable Preferred Securities, as applicable, and cause such registration statement to become effective within 120 days of the Company's receipt of a request for a Demand Registration or Preferred Demand Registration, as applicable (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected pursuant to Section 6(b) below copies of all such documents proposed to be filed);

                  (iii) subject to Section 6(b) below, prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary (i) to keep such registration statement effective for a period (the "Effectiveness Period") equal to the shorter of (x) 180 days or (y) the period of time as all of the Registrable Securities or Registrable Preferred Securities, as applicable, included in the registration statement shall have been sold thereunder, and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iv) furnish to each seller of Registrable Securities or Registrable Preferred Securities, as applicable, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (v) if requested by the holders of a majority of the BRS Registrable Securities in connection with any Demand Registration requested by such holders, use its commercially reasonable efforts to cause to be included in such registration Common Stock having an aggregate value (based on the midpoint of the proposed offering price range specified in the registration statement used to offer such securities) of up to $30.0 million, to be offered in a primary offering of the Company's securities contemporaneously with such offering of Registrable Securities;

                  (vi) register or qualify such Registrable Securities or Registrable Preferred Securities, as applicable, under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities or Registrable Preferred Securities, as applicable, owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process (i.e., service of process which is not limited solely to securities law violations) in any such jurisdiction);

                  (vii) notify each seller of such Registrable Securities or Registrable Preferred Securities, as applicable, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the

Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities or Registrable Preferred Securities, as applicable, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (viii) in the case of Registrable Securities only, cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the Nasdaq National Market System ("Nasdaq Market") and, if listed on the Nasdaq Market, secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq "National Market System security" within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure Nasdaq Market authorization for such Registrable Securities and, without limiting the generality of the foregoing, arrange for at least two market makers to register as such with respect to such Registrable Securities with the National Association of Securities Dealers;

               (ix) provide a transfer agent and registrar for all such Registrable Securities or Registrable Preferred Securities, as applicable, not later than the effective date of such registration statement;

               (x) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities or Registrable Preferred Securities, as applicable, being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities or Registrable Preferred Securities (including, without limitation, effecting a stock split or a combination of shares);

               (xi) make available for inspection by any seller of Registrable Securities or Registrable Preferred Securities, as applicable, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

               (xii) comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

               (xiii) permit any holder of Registrable Securities or Registrable Preferred Securities, as applicable, which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of the Company and its counsel should be included;

               (xiv) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

               (xv) cause such Registrable Securities or Registrable Preferred Securities, as applicable, covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities or Registrable Preferred Securities; and (xvi) obtain a "cold comfort" letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority of the Registrable Securities or Registrable Preferred Securities, as applicable, being sold reasonably request.

If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise, in the opinion of counsel to the Company, is not required by the Securities Act or any similar Federal statute then in force, the deletion of the reference to such holder.

               (b) If a the Company receives a request for a Demand Registration or Preferred Demand Registration during any "lock up" or "black out" period imposed pursuant to Section 5(a) hereof or in connection with any underwriting or purchase agreement relating to a Rule 144A offering or registered public offering of Common Stock, O'Sullivan Holdings will not be required to notify the holders of Registrable Securities (or Registrable Preferred Securities, as applicable) or file a registration statement prior to the end of such "lock up" or "black out" period; provided, that in such case the Company will use commercially reasonable efforts to cause the registration statement to become effective no later than 180 days after the Company's receipt of such request for a Demand Registration or Preferred Demand Registration or, if applicable, 90 days after the end of such "lock up" or "black out" period. Notwithstanding the foregoing to the contrary, the Company may postpone the filing of, or suspend the effectiveness of, any registration statement or amendment thereto, suspend the use of any prospectus and shall not be required to amend or supplement the registration statement, any related prospectus or any document incorporated therein by reference (other than an effective registration statement being used for an underwritten offering) in the event that, and for a period (a "Suspension Period") not to exceed an aggregate of 45 days if (i) an event or circumstance occurs and is continuing as a result of which the registration statement, any related prospectus or any document incorporated therein by reference as then amended or supplemented or proposed to be filed would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii)(A) the Company determines in its good faith judgment that the disclosure of the event at that time would have a material adverse effect on its business, operations, or prospects or (B) the disclosure otherwise relates to a material business transaction or development that has not yet been publicly disclosed; provided, that if a Suspension Period occurs during an Effectiveness Period (as defined in Section 6(a)(iii) above), the
Effectiveness Period shall be extended by the number of days in the Suspension Period. In the event of any "lock up" or "black out" period which arises pursuant to any underwriting or purchase agreement between the Company and an underwriter, the Company will promptly notify the holders of Registrable Securities and Registrable Preferred Securities of the same.

               7.    Registration Expenses.

               (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all Registration Expenses, will be borne by the Company.

               (b) In connection with each Registration effected under any of Sections 2, 3, 4 or 5 hereof, the Company will reimburse the holders of Registrable Securities and Registrable Preferred Securities, as applicable covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities (or Registrable Preferred Securities) participating in such registration.

               8.    Indemnification.

               (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities or Registrable Preferred Securities, as applicable, its officers, directors and partners and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such holder, director, officer, partner or controlling Person for any legal or other expenses reasonably incurred by such holder, director, officer, partner or controlling Person in connection with the investigation or defense of such loss, claim, damage, liability or expense, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities or Registrable Preferred Securities.

               (b) In connection with any registration statement in which a holder of Registrable Securities or Registrable Preferred Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and a written undertaking to indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) (i) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder, and (ii) with respect to compliance by such holder with applicable laws in effecting the sale or other disposition of the Registrable Securities or Registrable Preferred Securities in connection with such registration.

               (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (provided that such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

               9. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided, that no holder of Registrable Securities or Registrable Preferred Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution.

                  10. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities or Registrable Preferred Securities, as applicable, the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities or Registrable Preferred Securities, as applicable, to the public without registration, the Company agrees to use its best efforts to:

                  (a) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after it has become subject to the reporting requirements of the Exchange Act;

                  (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Securities Act and Exchange Act (after it has become subject to such reporting requirements); and

                  (c) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request, a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time commencing 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                  11. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient accompanied by a certified or registered mailing. Such notices, demands and other communications will be sent to the address indicated below:

                  To the Company, to:
                  ------------------

                           O'Sullivan Industries Holdings, Inc.
                           1900 Gulf Street
                           Lamar, Missouri 64759
                           Attention:  President, and
                                       Secretary
                           Facsimile: (417) 682-8120 (President)
                                      (417) 682-8113 (Secretary)

                           With a copy, which shall not constitute notice to the Company, to:

                           Kirkland & Ellis
                           Citicorp Center
                           153 East 53rd Street
                           New York, New York  10022-4675
                           Attention:  Kirk A. Radke, Esq.
                           Facsimile No.:  (212) 446-4900

                  To BRS, to:
                  ----------

                           Bruckmann, Rosser, Sherrill & Co., L.P.
                           126 East 56th Street
                           New York, NY  10022
                           Facsimile: (212) 521-3799
                           Attn: Stephen F. Edwards

                           With a copy, which shall not constitute notice to BRS, to:

                           Kirkland & Ellis
                           Citicorp Center
                           153 East 53rd Street
                           New York, New York  10022-4675
                           Attention:  Kirk A. Radke, Esq.
                           Facsimile No.:  (212) 446-4900


                  To any Executive, to:
                  --------------------

                           [Executive]
                           c/o O'Sullivan Industries Holdings, Inc.
                           1900 Gulf Street
                           Lamar, Missouri 64759
                           Attention:  [Executive]
                           Facsimile: (417) 682-8120

                  To any Warrant Holder, to:
                  -------------------------

                           To the address for such Warrant Holder set forth in
the Company's records;

or, in the case of any party, to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

                  12.      Miscellaneous.

                  (a) No Inconsistent Agreements. The Company will not enter into any agreement which is inconsistent with or violates the rights granted to the holders of Registrable Securities or Registrable Preferred Securities in this Agreement.

                  (b) Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (c) Amendments and Waivers. Except as otherwise provided herein, (a) no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities or Registrable Preferred Securities unless such modification, amendment or waiver is approved in writing by, respectively, the Company or the holders of a majority of the Registrable Securities or Registrable Preferred Securities, as applicable, and (b) no modification, amendment or waiver which materially adversely affects the rights of a class of holders of Registrable Securities or Registrable Preferred Securities, as applicable, under this Agreement vis-a-vis other classes of holders of Registrable Securities or Registrable Preferred Securities shall be effective against such class unless such modification, amendment or waiver is approved in writing by holders of a majority of such class of Registrable Securities or Registrable Preferred Securities, as applicable. For avoidance of doubt, an amendment to add another party to this Agreement is not an action which, in and of itself, affects any holder of Registrable Securities materially adversely. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (d) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities or Registrable Preferred Securities, as applicable, are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities or Registrable Preferred Securities.

                  (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  (f) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

                  (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (H) GOVERNING LAW. THE CORPORATE LAWS OF THE STATE OF DELAWARE WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first above written.


                                        O'SULLIVAN INDUSTRIES HOLDINGS, INC.


                                     By: ---------------------------------------

                                     Name:
                                     Title:


                                     BRUCKMANN, ROSSER, SHERRILL & CO. II, L.P.

                                     By:      BRSE, L.L.C.,
                                     Its:     General Partner


                                     By: ---------------------------------------

                                     Name:
                                     Title:

                     EXECUTIVE SIGNATURE PAGE (PAGE 1 OF 4)


/s/ Richard D. Davidson                 /s/ David E. Pittman
----------------------------------      ----------------------------------
RICHARD D. DAVIDSON                     DAVID E. PITTMAN

/s/ Michael P. O'Sullivan               /s/ David S. Thiesse
----------------------------------      ----------------------------------
MICHAEL P. O'SULLIVAN                   DAVID S. THIESSE

/s/ Phillip J. Pacey                    /s/ Gary R. Blankenship
----------------------------------      ----------------------------------
PHILLIP J. PACEY                        GARY R. BLANKENSHIP

/s/ Tyrone E. Riegel                    /s/ Jason Stansberry
----------------------------------      ----------------------------------
TYRONE E. RIEGEL                        JASON STANSBERRY

/s/ Thomas M. O'Sullivan, Jr.           /s/ Joe J. Whyman
----------------------------------      ----------------------------------
THOMAS M. O'SULLIVAN, JR.               JOE J. WHYMAN

/s/ James C. Hillman                    /s/ John R. Cox
----------------------------------      ----------------------------------
JAMES C. HILLMAN                        JOHN R. COX

/s/ Rowland H. Geddie, III              /s/ Larry G. Edge
----------------------------------      ----------------------------------
ROWLAND H. GEDDIE, III                  LARRY G. EDGE

/s/ Stuart D. Schotte                   /s/ Leonard R. Saldana
----------------------------------      ----------------------------------
STUART D. SCHOTTE                       LEONARD R. SALDANA

/s/ E. Thomas Riegel                    /s/ Maureen M. Wood
----------------------------------      ----------------------------------
E. THOMAS RIEGEL                        MAUREEN M. WOOD

/s/ Tommy W. Thieman                    /s/ Max Simmons
----------------------------------      ----------------------------------
TOMMY W. THIEMAN                        MAX SIMMONS

/s/ Cliff Bickel, Jr.                   /s/ Michael L. Franks
----------------------------------      ----------------------------------
CLIFF BICKEL, JR.                       MICHAEL L. FRANKS

                     EXECUTIVE SIGNATURE PAGE (PAGE 2 OF 4)

/s/ David R. Turney                     /s/ Ronald E. Wegener
----------------------------------      ----------------------------------
DAVID R. TURNEY                         RONALD E. WEGENER

/s/ John D. Blevins                     /s/ Kenneth S. Ladd
----------------------------------      ----------------------------------
JOHN D. BLEVINS                         KENNETH S. LADD

/s/ Neal C. Ruggeberg                   /s/ Terry J. Braden
----------------------------------      ----------------------------------
NEAL C. RUGGEBERG                       TERRY J. BRADEN

/s/ Daniel P. O'Sullivan                /s/ Daniel F. O'Sullivan
----------------------------------      ----------------------------------
DANIEL P. O'SULLIVAN                    DANIEL F. O'SULLIVAN

                                        O'SULLIVAN PROPERTIES, INC.

/s/ Randall Day                         By: /s/ Thomas M. O'Sullivan, Sr.
----------------------------------      ----------------------------------
RANDALL DAY                             Name:
                                        Title:

/s/ Timothy E. Riegel                   /s/ Mary Davidson
----------------------------------      ----------------------------------
TIMOTHY E. RIEGEL                       MARY DAVIDSON

/s/ Thomas J. Tirdil                    /s/ Jennifer O'Sullivan
----------------------------------      ----------------------------------
THOMAS J. TIRDIL                        JENNIFER O'SULLIVAN

/s/ Robert G. Gillespie                 /s/ Michael P. O'Sullivan
----------------------------------      ----------------------------------
ROBERT G. GILLESPIE                     MICHAEL P. O'SULLIVAN, as custodian
                                        for Tara O'Sullivan

                     EXECUTIVE SIGNATURE PAGE (PAGE 3 OF 4)


/s/ Michael P. O'Sullivan               /s/ Kim O'Sullivan
----------------------------------      ----------------------------------
MICHAEL P. O'SULLIVAN, as custodian     KIM O'SULLIVAN
for Trevor O'Sullivan

/s/ Michael P. O'Sullivan               /s/ Kathleen O'Sullivan Day
----------------------------------      ----------------------------------
MICHAEL P. O'SULLIVAN, as custodian     KATHLEEN O'SULLIVAN DAY
for Tierny O'Sullivan

/s/ Rose Pacey                          /s/ Diane Riegel
----------------------------------      ----------------------------------
ROSE PACEY                              DIANE RIEGEL

/s/ Maria O'Sullivan                    /s/ George R. Wood
----------------------------------      ----------------------------------
MARIA O'SULLIVAN                        GEORGE R. WOOD

                                        KAREN O'SULLIVAN WEGENER
                                        REVOCABLE LIVING TRUST

/s/ Colin E. O'Sullivan                 By: /s/ Karen O'Sullivan Wegener
----------------------------------      ----------------------------------
COLIN E. O'SULLIVAN                     Karen O'Sullivan Wegener, Trustee

/s/ Thomas M. O'Sullivan, Jr.           /s/ Tommy W. Thieman
----------------------------------      ----------------------------------
THOMAS M. O'SULLIVAN, JR. as            TOMMY W. THIEMAN, custodian for
custodian for Colin O'Sullivan          Ellen A. Thieman

BATO, L.P.

By: /s/ Thomas M. O'Sullivan, Jr.       /s/ Karen Simmons
----------------------------------      ----------------------------------
     Thomas M. O'Sullivan, Jr., General     KAREN SIMMONS, custodian for Matthew
     Partner                                Simmons

/s/ James A. Hillman                    /s/ Peggy E. Geddie
----------------------------------      ----------------------------------
JAMES A. HILLMAN                        PEGGY E. GEDDIE

                     EXECUTIVE SIGNATURE PAGE (PAGE 4 OF 4)


/s/ Betty O'Sullivan Thieman            /s/ Thomas Brent Thieman
----------------------------------      ----------------------------------
BETTY O'SULLIVAN THIEMAN                THOMAS BRENT THIEMAN

/s/ Kelly Thieman Hull                  /s/ Linda O'Sullivan
----------------------------------      ----------------------------------
                                        LINDA O'SULLIVAN
KELLY THIEMAN HULL

/s/ Jeffrey Thieman
----------------------------------
JEFFREY THIEMAN

                          BRS INVESTORS SIGNATURE PAGE


/s/ Bonnie Dietrich                     /s/ Rice Edmonds
----------------------------------      ----------------------------------
BONNIE DIETRICH                         RICE EDMONDS

/s/ Juliet Frist                        /s/ Susan Kaider
----------------------------------      ----------------------------------
JULIET FRIST                            SUSAN KAIDER

/s/ Sarah Polizotto                     /s/ Walker Simmons
----------------------------------      ----------------------------------
SARAH POLIZOTTO                         WALKER SIMMONS

/s/ Marilena Tibrea
----------------------------------
MARILENA TIBREA

                         WARRANT HOLDERS SIGNATURE PAGE


LEHMAN BROTHERS INC.


By:  /s/
----------------------------------
Name:
Title: